Exhibit 32.2


                                            CERTIFICATION PURSUANT TO
                                             18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT BY
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, James Anderson, Chief Executive Officer and Principal Accounting of Matrix Energy Services Corporation. ("the Registrant") do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, based upon the review of the Quarterly Report on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: August 14,  2007       /s/ James Anderson
                              James Anderson
                              Chief Executive Officer
                              And Principal Accounting Officer



* A signed original of this written statement required by Section 906 has been provided and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.